RATEMAKING JURISDICTIONS AND REGULATORY AGENCIES

The Company is subject to regulation by the Arizona Corporation Commission (ACC), the Public Utilities Commission of Nevada (PUCN) and the California Public Utilities Commission (CPUC). These commissions regulate public utility rates, practices, facilities, and service territories in their respective states.

The Federal Energy Regulatory Commission (FERC) regulates a wholly owned subsidiary of the Company, Paiute Pipeline Company (Paiute), and the rates it charges for transportation of gas directly to certain end-users and the transportation and storage of gas to various local distribution companies for resale in northern Nevada and northern California.

Shown below is a list of Southwest's ratemaking jurisdictions and the corresponding regulatory agency having jurisdiction:

Ratemaking Jurisdiction	Regulatory Agency
Arizona:	Arizona Corporation Commission
	1200 West Washington	Web site:	www.azcc.gov
Phoenix, AZ 85007-2996
	(602) 542-4251	FAX:	(602) 542-2129

California:	California Public Utilities Commission
Northern	505 Van Ness Avenue	Web site:	www.cpuc.ca.gov
Southern	San Francisco, CA 94102-3298
South Lake Tahoe	(415) 703-2782	FAX:	(415) 703-1758

Nevada:	Public Utilities Commission of Nevada
Northern	1150 East William Street	Web site:	http://puc.nv.gov
Southern	Carson City, NV 89701-3109
	(775) 684-6101	FAX:	(775) 684-6110

Nevada/California:	Federal Energy Regulatory Commission
Paiute	888 First Street, N.E.	Web site:	www.ferc.gov
Washington, DC 20426
	(202) 502-8400	FAX:	(202) 208-2268

A list of the commissioners appointed or elected to the various regulatory agencies follows this page.

SUMMARY OF COMMISSIONER STATUS BY JURISDICTION
March 2020

ARIZONA
Five members, elected statewide to four-year staggered terms. Governor appoints replacements, if position is vacated.
	Chairman Bob Burns	Rep.	Term ends	01/01/2021
	Commissioner Boyd Dunn	Rep.	Term ends	01/01/2021
	Commissioner Leah Marquez-Peterson	Rep.	Term ends	01/01/2021
	Commissioner Sandra Kennedy	Dem.	Term ends	01/01/2023
	Commissioner Justin Olson	Rep.	Term ends	01/01/2023
Executive Director Matt Neubert
CALIFORNIA
Five members, appointed to six-year staggered terms by Governor and confirmed by Senate.
	President Marybel Batjer	Dem.	Term ends	12/31/2020
	Commissioner Liane M. Randolph	Dem.	Term ends	12/31/2020
	Commissioner Martha Guzman-Aceves	Dem.	Term ends	12/31/2022
	Commissioner Clifford L. Rechtschaffen	Dem.	Term ends	12/31/2022
	Commissioner Genevieve A. Shiroma	Dem.	Term ends	12/31/2024
Executive Director Alice Stebbins
NEVADA
Three members, appointed to four-year staggered terms by Governor; no confirmation required.
	Chairman Hayley Williamson	Dem.	Term ends	09/30/2020
	Commissioner C.J. Manthe	Rep.	Term ends	09/30/2021
Vacant
Executive Director Stephanie Mullen
FERC
Up to five members, appointed to five-year staggered terms by President and confirmed by U.S. Senate.
	Chairman Neil Chatterjee	Rep.	Term ends	06/30/2021
	Commissioner James Danly	Rep.	Term ends	06/30/2023
	Vacant		Term ends	06/30/2024
	Commissioner Bernard McNamee	Rep.	Term ends	06/30/2020
	Commissioner Richard Glick	Dem.	Term ends	06/30/2022
Secretary Kimberly D. Bose

SUMMARY OF KEY REGULATORY FILINGS

					ADDITIONAL	ADDITIONAL	PERCENT	OVERALL	RATE OF
					MARGIN	MARGIN	AUTHORIZED	RATE OF	RETURN ON	COMMON
	FILING	TEST	FILING	EFFECTIVE	REQUESTED	AUTHORIZED	OF REQUESTED	RETURN	COMMON EQUITY	EQUITY
JURISDICTION	TYPE [1]	PERIOD	DATE	DATE	($mm)	($mm) [2]	AMOUNTS	GRANTED	GRANTED	RATIO
NEVADA
Docket No. 17-06002 (SNV) [3]	VIER		06/01/17	01/01/18	0.8	0.8	100	6.55	10.00	42.74
Docket No. 17-09029 (NNV)	GIR		09/29/17	01/01/18	(0.2)	(0.2)	100	7.88	9.30	59.06
Docket No. 17-09029 (SNV)	GIR		09/29/17	01/01/18	4.4	4.4	100	6.46	10.00	42.74
Docket No. 18-06005 (SNV) [3]	VIER		06/04/18	01/01/19	0.0	0.0	100	6.46	10.00	42.74
Docket No. 18-05031 (NNV)	GRC	01/31/18	05/29/18	03/04/19	1.4	(2.1)	NM	6.98	9.25	49.66
Docket No. 18-05031 (SNV)	GRC	01/31/18	05/29/18	03/04/19	28.3	9.2	33	6.65	9.25	49.66
Docket No. 18-05031 (NNV)	GIR	01/31/18	05/29/18	01/01/19	0.0	0.0	100	6.98	9.25	49.66
Docket No. 18-05031 (SNV)	GIR	01/31/18	05/29/18	01/01/19	6.0	6.0	100	6.65	9.25	49.66
Docket No. 19-06003 (SNV) [3]	VIER		06/04/19	01/01/20	0.5	0.5	100	6.65	9.25	49.66
Docket No. 19-10001 (NNV)	GIR		10/01/19	02/01/20	0.0	0.0	100	6.98	9.25	49.66
Docket No. 19-10001 (SNV)	GIR		10/01/19	02/01/20	(5.3)	(5.3)	100	6.65	9.25	49.66
Docket No. 20-02023 (NNV)	GRC	11/30/19	02/26/20	[4]	3.1	TBD	TBD	TBD	TBD	TBD
Docket No. 20-02023 (SNV)	GRC	11/30/19	02/26/20	[4]	35.2	TBD	TBD	TBD	TBD	TBD
ARIZONA
Docket No. G-0155A-16-0107	GRC	11/30/15	05/02/16	04/01/17	32.0	16.0	50.0	7.42	9.50	51.70
Docket No. G-0155A-16-0107	COYL		02/28/18	09/01/18	2.4	1.7	71.0	7.42	9.50	51.70
Docket No. G-0155A-16-0107	VSP		02/28/18	09/01/18	3.0	2.4	80.0	5.71	9.50	51.70
Docket No. G-0155A-16-0107	COYL		02/27/19	11/07/19	3.2	0.0	50.0	7.42	9.50	51.70
Docket No. G-0155A-16-0107	VSP		02/27/19	11/07/19	9.5	0.0	30.0	5.71	9.50	51.70
Docket No. G-01551A-19-0055	GRC	01/31/19	05/01/19	TBD	93.3	TBD	TBD	TBD	TBD	TBD
CALIFORNIA
Application 12-12-024 (SCA)	GRC	12/31/14	12/20/12	06/12/14	5.6	1.9	34	6.83	10.10	55.00
Application 12-12-024 (NCA/SLT)	GRC	12/31/14	12/20/12	06/12/14	6.0	5.2	87	8.18	10.10	55.00
Advice Letter No. 1058 (SCA)	Attrition		11/30/17	01/01/18	2.0	2.0	100	6.83	10.10	55.00
Advice Letter No. 1058 (NCA/SLT)	Attrition		11/30/17	01/01/18	0.8	0.8	100	8.18	10.10	55.00
Advice Letter No. 1086 (SCA)	Attrition		11/30/18	01/01/19	2.0	2.0	100	6.83	10.10	55.00
Advice Letter No. 1086 (NCA/SLT)	Attrition		11/30/18	01/01/19	0.8	0.8	100	8.18	10.10	55.00
Application 19-08-015 (SCA)	GRC	12/31/21	08/30/19	01/01/21	6.8	TBD	TBD	TBD	TBD	TBD
Application 19-08-015 (NCA/SLT)	GRC	12/31/21	08/30/19	01/01/21	6.0	TBD	TBD	TBD	TBD	TBD
Advice Letter No. 1117 (SCA)	Attrition		11/27/19	01/01/20	2.1	2.1	100	6.83	10.10	55.00
Advice Letter No. 1117 (NCA/SLT)	Attrition		11/27/19	01/01/20	0.8	0.8	100	8.18	10.10	55.00
FERC
Docket No. RP14-540	GRC	08/31/14	02/28/14	09/01/14	9.0	2.4	27	[5]	[5]	[5]
Docket No. CP14-509 (2015 Elko Expansion)	Expansion		06/27/14	01/06/16	6.0	6.0	100	[6]	[6]	[6]
Docket No. CP17-471 (2018 Expansion)	Expansion		07/05/17	11/26/18	3.3	3.3	100	[6]	[6]	[6]
Docket No. RP19-1291	GRC	11/30/19	05/31/19	12/01/19	7.1	(0.7)	NM	[7]	[7]	[7]

[1] GRC = General Rate Case; VIER = Variable Interest Expense Recovery Mechanism; GIR=Gas Infrastructure Replacement; COYL=Customer Owned Yard Lines;
Attrition = Annual Attrition Filing and Automatic Trigger Mechanism for Cost of Capital; VSP = Vintage Steel Pipe.
[2] Authorized amounts do not include the effect of lower depreciation rates, which contribute to an increase in operating income.
[3] Represents the net change in margin resulting from the Average Variable Interest Rate (AVIR).
[4] Filed February 26, 2020, accepted by the Commission February 28, 2020. Rates anticipated to be effective by October 2020.
[5] Stipulation - Not Identified in Order. Decision authorized a pre-tax rate of return of 11.50 percent.
[6] Stipulation in Docket No. RP14-540 authorized a pre-tax rate of return of 11.50 percent.
[7] Stipulation - Not Identified in Order. Stipulation authorized pre-tax rate of return of 9.90 percent.

SUMMARY OPERATING RESULTS	YEAR ENDED DECEMBER 31,
(In thousands, except per share amounts)	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Results of Consolidated Operations
Contribution to net income - gas operations	$163,171	$138,842	$156,818	$119,423	$111,625	$116,872	$124,169	$116,619	$91,420	$91,382
Contribution to net income - utility infrastructure services	52,404	44,977	38,360	32,618	26,692	24,254	21,151	16,712	20,867	12,495
Contribution to net income - corporate and administrative	(1,639)	(1,542)	(1,337)	—	—	—	—	—	—	—
Net income	$213,936	$182,277	$193,841	$152,041	$138,317	$141,126	$145,320	$133,331	$112,287	$103,877

Basic earnings per share	$3.94	$3.69	$4.04	$3.20	$2.94	$3.04	$3.14	$2.89	$2.45	$2.29
Diluted earnings per share	$3.94	$3.68	$4.04	$3.18	$2.92	$3.01	$3.11	$2.86	$2.43	$2.27

Average common shares	54,245	49,419	47,965	47,469	46,992	46,494	46,318	46,115	45,858	45,405
Average shares (assuming dilution)	54,312	49,476	47,991	47,814	47,383	46,944	46,758	46,555	46,291	45,823

Results of Natural Gas Operations
Gas operating revenues	$1,368,939	$1,357,728	$1,302,308	$1,321,412	$1,454,639	$1,382,087	$1,300,154	$1,321,728	$1,403,366	$1,511,907
Net cost of gas sold	385,164	419,388	355,045	397,121	563,809	505,356	436,001	479,602	613,489	736,175
Operating margin	983,775	938,340	947,263	924,291	890,830	876,731	864,153	842,126	789,877	775,732
Operations and maintenance expense *	422,174	404,813	391,321	381,964	369,832	368,313	361,422	349,257	342,882	340,435
Depreciation and amortization	215,620	191,816	201,922	233,463	213,455	204,144	193,848	186,035	175,253	170,456
Taxes other than income taxes	62,328	59,898	57,946	52,376	49,393	47,252	45,551	41,728	40,949	38,869
Operating income	283,653	281,813	296,074	256,488	258,150	257,022	263,332	265,106	230,793	225,972
Other income (deductions)*	9,517	(17,240)	(6,388)	(11,484)	(21,075)	(8,254)	(11,231)	(16,557)	(21,020)	(10,492)
Net interest deductions	95,026	81,740	69,733	66,997	64,095	68,299	62,555	66,957	68,777	75,113
Net interest deductions on subordinated debentures	—	—	—	—	—	—	—	—	—	1,912
Income before income taxes	198,144	182,833	219,953	178,007	172,980	180,469	189,546	181,592	140,996	138,455
Income tax expense	34,973	43,991	63,135	58,584	61,355	63,597	65,377	64,973	49,576	47,073
Contribution to consolidated net income	$163,171	$138,842	$156,818	$119,423	$111,625	$116,872	$124,169	$116,619	$91,420	$91,382

* To reflect the impacts of the Company's 2018 adoption of the Financial Accounting Standard Board ("FASB") update, "Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post-retirement Benefit Cost", non-service components of these costs have been presented as reclassified to Other income (deductions) for all periods presented, with no impact to earnings overall.

SUMMARY CONSOLIDATED BALANCE SHEET	AT DECEMBER 31,
(In thousands)	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
ASSETS
Net utility plant	$5,685,197	$5,093,238	$4,523,650	$4,131,971	$3,891,085	$3,658,383	$3,486,108	$3,343,794	$3,218,944	$3,072,436
Other property and investments	784,173	623,551	428,180	342,343	313,531	326,743	260,871	242,096	192,004	134,648
Restricted cash	—	—	—	—	—	821	—	—	12,785	37,781
Current assets	859,856	839,769	657,032	533,307	558,174	606,611	494,672	458,417	461,632	445,894
Noncurrent assets	840,822	801,171	628,204	573,505	595,895	615,739	323,523	443,750	390,642	293,434
Total assets	$8,170,048	$7,357,729	$6,237,066	$5,581,126	$5,358,685	$5,208,297	$4,565,174	$4,488,057	$4,276,007	$3,984,193
CAPITALIZATION
Common stock equity	$1,523,574	$1,360,425	$1,005,052	$952,235	$945,455	$899,534	$888,507	$876,555	$869,226	$855,114
Accumulated other comprehensive income (loss), net	(56,732)	(52,668)	(47,682)	(48,008)	(50,268)	(50,175)	(41,698)	(50,745)	(49,331)	(30,784)
Retained earnings	1,039,072	944,285	857,398	759,263	699,221	639,164	567,714	484,369	406,125	343,131
Noncontrolling interest	—	(452)	(2,365)	(2,217)	(2,083)	(2,257)	(2,128)	(1,681)	(989)	(465)
Redeemable noncontrolling interest	84,542	81,831	—	22,590	16,108	20,042	—	—	—	—
Long-term debt, less current maturities	2,300,482	2,107,258	1,798,576	1,549,983	1,551,204	1,631,374	1,381,327	1,268,373	930,858	1,124,681
Total capitalization	$4,890,938	$4,440,679	$3,610,979	$3,233,846	$3,159,637	$3,137,682	$2,793,722	$2,576,871	$2,155,889	$2,291,677
LIABILITIES
Current maturities of long-term debt	$163,512	$33,060	$25,346	$50,101	$19,475	$19,192	$11,105	$50,137	$322,618	$75,080
Current liabilities	916,349	905,585	790,535	578,274	515,570	450,925	423,059	484,992	524,950	521,881
Deferred income taxes and investment tax credits	599,840	529,201	476,960	840,653	769,445	723,688	674,411	616,184	557,118	466,628
Other deferred credits and other long-term liabilities	1,599,409	1,449,204	1,333,246	878,252	894,558	876,810	662,877	759,873	715,432	628,927
Total liabilities	3,279,110	2,917,050	2,626,087	2,347,280	2,199,048	2,070,615	1,771,452	1,911,186	2,120,118	1,692,516
Total capitalization and liabilities	$8,170,048	$7,357,729	$6,237,066	$5,581,126	$5,358,685	$5,208,297	$4,565,174	$4,488,057	$4,276,007	$3,984,193

GAS SEGMENT CASH FLOWS	YEAR ENDED DECEMBER 31,
(In thousands)	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
From operating activities	$367,794	$382,502	$309,216	$507,224	$497,500	$288,534	$265,290	$344,441	$216,745	$342,522
From investing activities	(759,842)	(669,392)	(557,384)	(446,238)	(416,727)	(328,645)	(304,189)	(296,886)	(289,234)	(178,685)
From financing activities	400,575	280,906	267,090	(63,339)	(74,159)	23,413	44,947	(43,453)	(2,327)	(107,779)
Net change in cash	$8,527	$(5,984)	$18,922	$(2,353)	$6,614	$(16,698)	$6,048	$4,102	$(74,816)	$56,058

GAS OPERATIONS SEGMENT
UTILITY PLANT	AT DECEMBER 31,
(In thousands)	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Distribution	$6,581,043	$6,049,380	$5,600,769	$5,198,531	$4,935,730	$4,655,640	$4,410,598	$4,224,560	$4,048,078	$3,847,731
General	467,274	416,643	396,252	382,084	365,865	356,072	324,490	310,936	291,639	279,402
Transmission	391,864	386,159	363,396	349,981	312,996	312,300	313,306	301,505	295,103	274,646
Intangible	259,097	243,694	232,566	226,754	205,782	198,457	171,193	150,396	144,135	135,330
Construction work in progress	185,026	193,028	125,248	111,177	119,805	74,332	101,413	74,178	44,894	37,489
Other	113,943	38,363	36,661	36,410	34,914	34,680	33,612	33,014	33,186	33,267
Accumulated depreciation & amortization	(2,313,050)	(2,234,029)	(2,231,242)	(2,172,966)	(2,084,007)	(1,973,098)	(1,868,504)	(1,750,795)	(1,638,091)	(1,535,429)
Net utility plant	$5,685,197	$5,093,238	$4,523,650	$4,131,971	$3,891,085	$3,658,383	$3,486,108	$3,343,794	$3,218,944	$3,072,436

OPERATIONS & MAINTENANCE EXPENSES	YEAR ENDED DECEMBER 31,
(In thousands)	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Distribution	$184,193	$185,176	$186,860	$188,064	$181,249	$170,377	$174,129	$166,356	$157,855	$157,220
Administrative and general*	167,553	151,157	135,569	123,246	114,501	122,532	107,874	104,152	107,741	106,434
Customer accounts	49,057	47,719	48,937	51,024	51,071	50,200	53,809	55,894	57,414	60,187
Transmission	15,938	15,020	13,744	13,666	14,779	15,792	15,864	14,207	12,353	9,622
Production and storage expenses	4,869	4,885	5,256	4,889	5,052	4,960	5,054	4,500	4,492	4,215
Customer service and informational	516	827	935	1,050	3,165	4,440	4,677	4,142	2,962	2,646
Sales	48	29	20	25	15	12	15	6	65	111
Total operations and maintenance expenses*	$422,174	$404,813	$391,321	$381,964	$369,832	$368,313	$361,422	$349,257	$342,882	$340,435

* To reflect the impacts of the Company's 2018 adoption of the update to FASB Topic 715, all periods are presented to exclude non-service components of net periodic pension and other post-retirement benefit cost, which have been reclassified to Other income (deductions) for purposes of this report.

GAS OPERATIONS SEGMENT
	AT DECEMBER 31,
CUSTOMERS BY CLASS	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Residential	1,997,418	1,964,355	1,932,332	1,902,227	1,874,852	1,849,555	1,824,008	1,796,929	1,780,155	1,758,557
Small commercial	81,603	80,676	80,047	79,437	78,833	78,230	77,848	76,800	76,633	76,746
Large commercial	987	992	1,016	1,042	1,043	1,086	1,076	1,118	1,433	1,185
Industrial / Other	336	329	332	318	318	341	333	308	320	328
Transportation	958	955	929	905	879	833	812	739	715	643
Total customers	2,081,302	2,047,307	2,014,656	1,983,929	1,955,925	1,930,045	1,904,077	1,875,894	1,859,256	1,837,459
ANNUAL CUSTOMER GROWTH RATE	1.7%	1.6%	1.5%	1.4%	1.3%	1.4%	1.5%	0.9%	1.2%	0.7%

SYSTEM THROUGHPUT BY CLASS	YEAR ENDED DECEMBER 31,
(In thousands of dekatherms)	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Residential	81,839	69,702	67,427	68,463	65,542	61,738	74,133	65,505	71,877	70,470
Small commercial	33,322	30,534	29,767	29,452	28,512	27,658	29,804	27,067	30,392	30,094
Large commercial	9,933	9,255	9,256	9,095	9,228	9,439	10,276	11,658	11,226	11,183
Industrial / Other	4,255	3,775	3,382	3,028	3,097	3,238	5,021	4,783	5,021	5,892
Transportation	100,799	105,055	97,441	97,056	103,571	90,669	103,792	99,809	94,154	99,860
Total system throughput	230,148	218,321	207,273	207,094	209,950	192,742	223,026	208,822	212,670	217,499

OPERATING MARGIN BY CLASS*	YEAR ENDED DECEMBER 31,
(In thousands)	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Residential	$686,886	$647,209	$657,574	$640,157	$623,828	$612,641	$601,076	$582,619	$549,844	$537,980
Small commercial	142,798	145,250	144,096	142,490	136,344	136,272	133,474	132,964	129,946	127,802
Large commercial	23,138	22,822	22,232	22,450	22,249	23,412	25,171	26,421	20,248	20,936
Industrial / Other	8,464	8,251	7,495	7,177	6,937	6,477	7,735	8,706	8,772	9,515
Transportation	122,489	114,808	115,866	112,017	101,472	97,929	96,697	91,416	81,067	79,499
Total operating margin	$983,775	$938,340	$947,263	$924,291	$890,830	$876,731	$864,153	$842,126	$789,877	$775,732

* Includes allocations of miscellaneous, unbilled, and other operating revenues.

MARKET PRICE PER SHARE	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
High	$92.94	$85.97	$86.87	$79.58	$63.68	$64.20	$56.03	$46.08	$43.20	$37.25
Low	73.27	62.54	72.32	53.51	50.78	47.21	42.02	39.01	32.12	26.28
Close [1]	75.97	76.50	80.48	76.62	55.16	61.81	55.91	42.41	42.49	36.67

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
COMMON SHARES OUTSTANDING (in thousands) [1]	55,007	53,026	48,090	47,482	47,378	46,523	46,356	46,148	45,956	45,599
DIVIDEND YIELD [1]	2.9%	2.7%	2.5%	2.3%	2.9%	2.4%	2.4%	2.8%	2.5%	2.7%
DIVIDENDS DECLARED PER SHARE [2]	$2.18	$2.08	$1.98	$1.80	$1.62	$1.46	$1.32	$1.18	$1.06	$1.00
PRICE / EARNINGS RATIO [1]	19.28	20.73	19.92	23.94	18.76	20.33	17.81	14.67	17.34	16.01
RETURN ON EQUITY - TOTAL COMPANY [2]	9.0%	9.3%	11.2%	9.3%	8.9%	9.7%	10.6%	10.4%	9.3%	9.1%
RETURN ON EQUITY - GAS SEGMENT ONLY [2]	8.5%	8.2%	10.0%	7.7%	7.6%	8.5%	9.6%	9.6%	8.0%	8.5%
BOOK VALUE PER SHARE [1]	$45.56	$42.63	$37.74	$35.03	$33.65	$32.03	$30.51	$28.39	$26.68	$25.60

GAS OPERATIONS SEGMENT
	YEAR ENDED DECEMBER 31,
HEATING DEGREE DAY COMPARISON	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Actual	1,917	1,531	1,478	1,613	1,512	1,416	1,918	1,740	2,002	1,998
Ten-year average	1,701	1,694	1,733	1,771	1,792	1,816	1,876	1,866	1,888	1,876

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
NUMBER OF GAS SEGMENT EMPLOYEES [1]	2,295	2,312	2,285	2,247	2,219	2,196	2,220	2,245	2,298	2,349
CUSTOMERS / EMPLOYEE [1]	907	886	882	883	881	879	858	836	809	782
OPERATIONS & MAINTENANCE EXPENSE / CUSTOMER [2,3]	$213	$211	$207	$206	$204	$202	$206	$200	$196	$196
WEIGHTED AVERAGE COST OF GAS (per therm) [2]	$0.36	$0.31	$0.44	$0.37	$0.44	$0.55	$0.42	$0.42	$0.58	$0.62
CONSTRUCTION EXPENDITURES (in thousands) [2]	$778,748	$682,869	$560,448	$457,120	$438,289	$350,025	$314,578	$308,951	$305,542	$188,379
[1] At December 31,
[2] For the year ended December 31,
[3] Includes non-service components of net periodic pension and other post-retirement benefit cost in calculation.

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-19		Twelve Months Ended 12-31-18
Southern Nevada
Commercial	10,438,251	$12,102,802	9,907,541	$10,445,785
Industrial	5,201,858	5,089,364	5,379,474	4,530,144
Power Generation	39,913,409	14,516,304	45,807,455	14,988,240
Southern Nevada Totals	55,553,518	$31,708,470	61,094,470	$29,964,169

Northern Nevada (1)
Commercial	1,683,940	$1,585,791	1,957,306	$1,477,370
Industrial	6,404,131	3,286,994	6,838,353	3,010,433
Power Generation	8,125,402	4,006,555	6,602,686	3,293,423
Resale	10,398,785	31,414,851	9,747,072	29,403,399
Northern Nevada Totals	26,612,258	$40,294,191	25,145,417	$37,184,625

(1)		Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-19		Twelve Months Ended 12-31-18
Southern Arizona
Commercial	1,627,828	$4,261,965	1,458,500	$3,937,823
Industrial	760,593	1,596,340	1,680,790	1,487,490
Power Generation	1,909,401	4,060,318	1,652,109	3,546,246
Irrigation	648,399	2,397,324	791,242	2,073,329
Southern Arizona Totals	4,946,221	$12,315,947	5,582,641	$11,044,888

Central Arizona
Commercial	4,770,714	$13,195,441	4,419,333	$12,478,553
Industrial	4,558,220	11,228,865	4,275,060	10,371,284
Power Generation	953,775	1,226,425	846,351	1,208,851
Irrigation	1,921,147	4,099,109	2,353,179	5,070,181
Central Arizona Totals	12,203,856	$29,749,840	11,893,923	$29,128,869

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-19		Twelve Months Ended 12-31-18
Southern California
Commercial	582,554	$1,350,110	576,103	$1,053,074
Industrial	356,504	887,473	295,628	571,135
Power Generation	544,005	712,247	466,923	654,417
Southern California Totals	1,483,063	$2,949,830	1,338,654	$2,278,626

Total Company (1)
Commercial	19,103,287	$32,496,109	18,318,783	$29,392,605
Industrial	17,281,306	22,089,036	18,469,305	19,970,486
Power Generation	51,445,992	24,521,849	55,375,524	23,691,177
Resale	10,398,785	31,414,851	9,747,072	29,403,399
Irrigation	2,569,546	6,496,433	3,144,421	7,143,510
TOTAL COMPANY	100,798,916	$117,018,278	105,055,105	$109,601,177

(1)		Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.